Exhibit 13.1

Certification by the Principal Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of Click Holdings Limited (the “Company”) on Form 20-F for the year ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Chan Chun Sing, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

● The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

● The information contained in the Report fairly presents, in all material respects, the financial condition and operating results of the Company.

Date:	October 22, 2026

By:	/s/ Chan Chun Sing
Name:	Chan Chun Sing
Title:	Chief Executive Officer, Chairman and Director